UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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CenterPoint Energy, Inc.

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CENTERPOINT ENERGY, INC. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 22, 2010. Meeting Information Meeting Type: Annual Meeting of Shareholders Meeting Date: April 22, 2010 Meeting Time: 9:00 a.m., Central Time For holders as of: February 22, 2010 Meeting Location: CenterPoint Energy Tower Auditorium 1111 Louisiana St. Houston, TX 77002 CENTERPOINT ENERGY, INC. C/O INVESTOR SERVICES P.O. BOX 4505 HOUSTON, TX 77210-4505 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at http://materials.proxyvote.com/15189T See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: • NOTICE AND PROXY STATEMENT • ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make the request as instructed below on or before April 8, 2010 to facilitate timely delivery. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2)BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. When requesting paper or e-mail copies, you can choose to receive such copies for future shareholder meetings and for this particular meeting. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available M20648-P89618 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items 1. Election of nominees for directors. 2. Ratify the appointment of Deloitte & The nominees for directors are: Touche LLP as independent auditors for 2010. 1a. Donald R. Campbell 1b. Milton Carroll NOTE: Such other business as may properly come before the meeting or any adjournment 1c. Derrill Cody thereof. 1d. Michael P. Johnson 1e. David M. McClanahan 1f. Robert T. O’Connell 1g. Susan O. Rheney 1h. R. A. Walker 1i. Peter S. Wareing